EX-99.906CERT

GOVERNMENT SECURITIES VARIABLE ACCOUNT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, John M. Corcoran, certify that, to my knowledge:

1.	The Form N-CSR (the “Report”) of Government Securities Variable Account (the “Registrant”) fully complies for the period covered by the Report with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 16, 2011	JOHN M. CORCORAN
John M. Corcoran
Treasurer (Principal Financial Officer and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

EX-99.906CERT

GOVERNMENT SECURITIES VARIABLE ACCOUNT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Maria F. DiOrioDwyer, certify that, to my knowledge:

1.	The Form N-CSR (the “Report”) of Government Securities Variable Account (the “Registrant”) fully complies for the period covered by the Report with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 16, 2011	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer
President (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.